THE RODNEY SQUARE
                                        STRATEGIC
                                     FIXED-INCOME
                                             FUND

                                 [LOGO OMITTED]

                                   PROSPECTUS
                               FEBRUARY 28, 1999


                                    TRUSTEES
                                  Eric Brucker
                                 Fred L. Buckner
                                John J. Quindlen
                               Robert J. Christian
                  --------------------------------------------
                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                         Eric K. Cheung, VICE PRESIDENT
                   Jay F. Nusblatt, VICE PRESIDENT & TREASURER
                         Carl M. Rizzo, Esq., SECRETARY
                     Mary Jane Maloney, ASSISTANT SECRETARY
                     John C. McDonnell, ASSISTANT TREASURER
                  --------------------------------------------
                               INVESTMENT ADVISER
                            Wilmington Trust Company
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                  --------------------------------------------
                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                  --------------------------------------------
                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                               1100 N. Market St.
                            Wilmington, DE 19890-0001
                  --------------------------------------------
                                  DISTRIBUTOR
                          Provident Distributors, Inc.
                          Four Falls Corporate Center
                          West Conshohocken, PA 19428
                  --------------------------------------------
RS10

                  THE RODNEY SQUARE
                      STRATEGIC FIXED-INCOME FUND
                      SHORT/INTERMEDIATE BOND PORTFOLIO
                      INTERMEDIATE BOND PORTFOLIO
                      MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                       PROSPECTUS DATED FEBRUARY 28, 1999

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read this prospectus before you invest, and keep it on hand for future reference.

     Please note that these funds:

     (BULLET) are not bank deposits

     (BULLET) are not  obligations  of, or  guaranteed or endorsed by Wilmington
              Trust Company or any of its affiliates

     (BULLET) are not federally insured

     (BULLET) are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

     (BULLET) are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,            PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL                 Investment Objectives............................................3
HISTORY OF EACH PORTFOLIO.                    Primary Investment Strategies....................................4
                                              Risk Factors Related to the Portfolios...........................6
                                              Performance Information..........................................7
                                              Fees and Expenses...............................................11
                                              Financial Highlights............................................12

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE FUND
PROVIDERS.                                    Investment Adviser..............................................15
                                              Portfolio Managers .............................................15
                                              Service Providers...............................................16

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                      Pricing of Shares...............................................17
CLOSING AN ACCOUNT IN ANY OF                  Purchase of Shares..............................................18
THE PORTFOLIOS.                               Redemption of Shares............................................19
                                              Exchange of Shares..............................................21
                                              Dividends and Distributions.....................................22
                                              Taxes...........................................................22

                                            FOR MORE INFORMATION..............................................24

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  THE RODNEY SQUARE
                      STRATEGIC FIXED-INCOME FUND
                      SHORT/INTERMEDIATE BOND PORTFOLIO
                      INTERMEDIATE BOND PORTFOLIO
                      MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

     The Rodney Square Strategic Fixed-Income Fund (the "Fund") consists of three separate portfolios, the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio (each a "Portfolio" and together "Portfolios").

         PLAIN TALK
         -----------------------------------------------------------------------
                                 WHAT IS A MUTUAL FUND?
         A mutual  fund  pools  shareholders'  money and,  using a  professional investment manager, invests it in securities like stocks and bonds. Each Portfolio in The Rodney Square Strategic Fixed-Income Fund is a separate mutual fund.
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
     The SHORT/INTERMEDIATE BOND PORTFOLIO and the INTERMEDIATE BOND PORTFOLIO each seek high total return, consistent with high current income, by investing principally in various types of investment grade fixed income securities. The MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------
PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

         PLAIN TALK
         -----------------------------------------------------------------------
                              WHAT ARE FIXED INCOME SECURITIES?
         Fixed income securities are generally bonds, which are a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
         -----------------------------------------------------------------------

     The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio:

     (BULLET) will invest at least 85% of its total assets in various types of investment grade fixed income securities; and

     (BULLET) may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers.

         PLAIN TALK
         -----------------------------------------------------------------------
                                   WHAT IS DURATION?
         Duration  measures the sensitivity of fixed income securities held by a
         Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a fixed income security is longer than its projected duration.
         -----------------------------------------------------------------------

     As  a  fundamental  policy,  the  Short/Intermediate  Bond  Portfolio  will maintain a short-to-intermediate average duration and the Intermediate Bond Portfolio will maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Short/ Intermediate Bond Portfolio will normally fall within a range of 2 1/2 to 4 years; those held by the Intermediate Bond Portfolio will normally fall within a range of 5 to 7 years.

         PLAIN TALK
         -----------------------------------------------------------------------
                            WHAT ARE MUNICIPAL SECURITIES?
         Municipal securities are bonds issued by state and local governments to raise money for their activities.
         -----------------------------------------------------------------------

The MUNICIPAL BOND PORTFOLIO:

     (BULLET) will, as a fundamental policy,  invest substantially all (at least
              80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax; and

     (BULLET) may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax.

     The Municipal Bond Portfolio may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the Municipal Bond Portfolio's investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Portfolio may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Portfolio may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Portfolio's vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Portfolio. There are no limitations on the Municipal Bond Portfolio's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

     As a fundamental policy, the Municipal Bond Portfolio will maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Municipal Bond Portfolio will normally fall within a range of 4 to 8 years.

     PORTFOLIO COMPOSITION. The composition of each Portfolio's holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Portfolios may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Portfolios' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

         PLAIN TALK
         -----------------------------------------------------------------------
                          CORPORATE BONDS VS. GOVERNMENT BONDS:
         Bonds issued by corporations  generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.
         -----------------------------------------------------------------------

     The Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

     The table below shows each Portfolio's principal investments. These are the types of securities that will most likely help a Portfolio achieve its investment objective.

----------------------------------------------------------------------------------------------------------------------
                                                           SHORT/INTERMEDIATE BOND  INTERMEDIATE BOND   MUNICIPAL BOND
----------------------------------------------------------------------------------------------------------------------
(BULLET) Asset-Backed Securities                                     X                      X
----------------------------------------------------------------------------------------------------------------------
(BULLET) Bank Obligations                                            X                      X
----------------------------------------------------------------------------------------------------------------------
(BULLET) Corporate Bonds, Notes and Commercial Paper                 X                      X
----------------------------------------------------------------------------------------------------------------------
(BULLET) Mortgage-Backed Securities                                  X                      X
----------------------------------------------------------------------------------------------------------------------
(BULLET) Municipal Securities                                        X                      X                    X
----------------------------------------------------------------------------------------------------------------------
(BULLET) Obligations Issued By Supranational Agencies                X                      X
----------------------------------------------------------------------------------------------------------------------
(BULLET) U.S. Government Obligations                                 X                      X
----------------------------------------------------------------------------------------------------------------------

     Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

--------------------------------------------------------------------------------
RISK FACTORS RELATED TO THE PORTFOLIOS
--------------------------------------------------------------------------------

     The following is a list of the primary  risks that apply to all  Portfolios
unless  otherwise   indicated.   Additional   information  about  a  Portfolio's
investments is available in our Statement of Additional Information:

     (BULLET) An investment in a Portfolio is not a deposit of Wilmington  Trust
              Company ("WTC"), each Portfolio's investment adviser, any other bank, or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in a Portfolio.

     (BULLET) CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

     (BULLET) FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Intermediate Bond Portfolios only).

     (BULLET) INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

     (BULLET) MANAGEMENT RISK: The risk that a strategy used by WTC may fail to produce the intended result.

     (BULLET) MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

     (BULLET) OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     (BULLET) PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

     (BULLET) VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them for.

     (BULLET) YEAR 2000 COMPLIANCE RISK: Like other mutual funds,  financial and business organizations and individuals around the world, the Portfolios could be adversely affected if the computer systems used by WTC and the Portfolios' other service providers do not properly process and calculate date-related information and data on or after January 1, 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. This is commonly known as the "Year 2000 Problem." WTC is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect  to the  computer  systems  that it  uses,  and to  obtain assurances that comparable steps are being taken by the Portfolios' other major service providers. At this time, however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Portfolios.

              Additionally, if a company in which a Portfolio is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Portfolio's holdings may have a similar impact on the price of the Portfolio's shares. WTC will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. WTC is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                        SHORT/INTERMEDIATE BOND PORTFOLIO

     The chart below shows the changes in annual total returns for each complete calendar year of the Short/Intermediate Bond Portfolio for the life of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

         PLAIN TALK
         -----------------------------------------------------------------------
                                  WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
         -----------------------------------------------------------------------

                       SHORT/INTERMEDIATE BOND PORTFOLIO
[Graphic omitted]
PLOT POINTS FOLLOW:

1992        6.80%
1993        7.88%
1994       -2.01%
1995       14.94%
1996        3.38%
1997        7.56%
1998        7.74%

     The total return for the Short/Intermediate Bond Portfolio for the quarter ended December 31, 1998 was -0.28%. Over the life of the Portfolio, the highest quarter total return was 5.13% (quarter ended June 30, 1995) and the lowest quarter total return was -1.81% (quarter ended March 31, 1994).

     The table below shows how the Short/Intermediate Bond Portfolio's average annual total returns for the past 1 and 5 calendar years and the period April 2, 1991 (commencement of operations) through December 31, 1998 compare with the Merrill Lynch 1-10 Year U.S. Treasury Index and the Lehman Intermediate Government/ Corporate Index.

                                            1 Year    5 Year   Since Inception
                                            ------    ------   ---------------
Short/Intermediate Bond Portfolio ......... 7.74%      6.17%        7.23%
The Merrill Lynch 1-10 Year U.S.
   Treasury Index* ........................ 8.63%      6.50%        7.61%
The Lehman Intermediate Government/
   Corporate Index** ...................... 8.44%      6.60%        7.76%

 * The Merrill Lynch 1-10 year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.
** The Lehman Intermediate Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 year and 10 years.

         PLAIN TALK
         -----------------------------------------------------------------------
                                    WHAT IS AN INDEX?
         An index  measures the market prices of a specific  group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         -----------------------------------------------------------------------

     You may call (800) 336-9970 to obtain the Portfolio's current yield.

         PLAIN TALK
         -----------------------------------------------------------------------
                                    WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in the fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.
         -----------------------------------------------------------------------

                           INTERMEDIATE BOND PORTFOLIO

     The chart below shows the changes in annual total returns for each complete calendar year of the Intermediate Bond Portfolio since its commencement of operations on June 29, 1998, and for its predecessor, the Bond Fund, a collective investment fund through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Bond Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

                           INTERMEDIATE BOND PORTFOLIO

[Graphic omitted]
PLOT POINTS FOLLOW:

1991      14.36%
1992       6.82%
1993      10.60%
1994      -4.20%
1995      18.90%
1996       1.73%
1997       9.06%
1998       8.73%

     The total return for the Intermediate Bond Portfolio for the quarter ended December 31, 1998 was -0.88%. Over the life of the Portfolio, the highest quarter total return was 6.54% (quarter ended June 30, 1995) and the lowest quarter total return was -3.41% (quarter ended March 31, 1994).

     The table below shows how the Intermediate Bond Portfolio's average annual total returns for the past 1 and 5 calendar years and the period December 1990 (commencement of operations) through December 31, 1998 compare with the Merrill Lynch U.S. Treasury Master Index and the Lehman Government/Corporate Index.

                                               1 Year  5 Year  Since Inception
                                               ------  ------  ---------------
Intermediate Bond Portfolio ..................  8.73%   6.56%      8.03%
Merrill Lynch U.S. Treasury Master Index* .... 10.03%   7.22%      8.60%
The Lehman Government/Corporate Index** ......  9.47%   7.30%      8.87%


 * The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Government/Corporate Index is an unmanaged  index  of  fixed  rate
   U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

     You may call (800) 336-9970 to obtain the Portfolio's current yield.

                            MUNICIPAL BOND PORTFOLIO

     The chart below shows the changes in annual total returns for each complete calendar year of the Municipal Bond Portfolio for the life of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.

                            MUNICIPAL BOND PORTFOLIO

[Graphic omitted]
PLOT POINTS FOLLOW:

1994       -4.17%
1995       14.08%
1996        3.51%
1997        7.18%
1998        5.24%

     The total return for the Municipal Bond Portfolio for the quarter ended December 31, 1998 was 0.70%. Over the life of the Portfolio, the highest quarter total return was 5.86% (quarter ended March 31, 1995) and the lowest quarter total was 4.79% (quarter ended March 31, 1994).

     The table below shows how the Municipal Bond Portfolio's average annual total returns for the past 1 and 5 calendar years and for the period November 1, 1993 (commencement of operations) through December 31, 1998 compare with Merrill Lynch Intermediate Municipal Index.

                                                1 Year  5 year   Since Inception
                                                ------  -------  ---------------
Municipal Bond Portfolio ...................... 5.24%    5.00%       5.11%
Merrill Lynch Intermediate Municipal Index* ... 6.27%    5.76%       5.71%

* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

     You may call (800) 336-9970 to obtain the Portfolio's current yield.

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------
         PLAIN TALK
         -----------------------------------------------------------------------
                                 WHAT ARE FUND EXPENSES?
         Unlike an index,  every mutual fund has  operating  expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
         -----------------------------------------------------------------------

     The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

 ANNUAL FUND OPERATING EXPENSES                         Short/Intermediate    Intermediate      Municipal
 (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)       Bond Portfolio     Bond Portfolio   Bond Portfolio
                                                        ------------------   --------------   --------------
 Management fees 1 .....................................      0.35%              0.35%           0.35%
 Distribution (12b-1) fees .............................      0.00%              0.00%           0.00%
 Other Expenses ........................................      0.39%              0.31%           0.61%
 TOTAL ANNUAL OPERATING EXPENSES .......................      0.74%              0.66%           0.96%
 Fee Waiver ............................................      0.19%              0.11%           0.21%
 Net Expenses ..........................................      0.55%              0.55%           0.75%

-----------------------
1 WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.55% for the Short/Intermediate Bond Portfolio; 0.55% for the Intermediate Bond Portfolio; and 0.75% for the Municipal Bond Portfolio. Actual advisory expenses are estimated to be 0.16%, 0.24% and 0.14% for the Short/Intermediate Portfolio, Intermediate Bond Portfolio and Municipal Bond Portfolio, respectively. This waiver will remain in place until the Board approves its termination. Actual gross advisory expenses were 0.41% and 0.45% for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio, respectively, for the fiscal year ended October 31, 1998. The management fees, other expenses and total annual operating expenses are reflected in the table above for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio are based on each Portfolio's actual expenses for the fiscal year ended October 31, 1998, adjusted to reflect current fee arrangements. Because the Intermediate Bond Portfolio has not completed a full year of operation, the numbers are based on actual expenses of the Intermediate Bond Portfolio for the period June 29, 1998 to October 31, 1998.

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

     (BULLET) you reinvested all dividends and other distributions

     (BULLET) the average annual return was 5%

     (BULLET) the   Portfolio's   maximum   (without   regard  to   waivers   or
              reimbursements total operating expenses are charged and remain the same over the time periods

     (BULLET) you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                           1 Year  3 Years   5 Years  10 Years
                                           ------  -------   -------  --------
Short/Intermediate Bond Portfolio ........  $76      $237     $411      $918
Intermediate Bond Portfolio ..............  $67      $211     $368      $822
Municipal Bond Portfolio .................  $98      $306     $531     $1178

     THE  ABOVE  EXAMPLE  IS  FOR   COMPARISON   PURPOSES  ONLY  AND  IS  NOT  A
REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

                       SHORT/INTERMEDIATE BOND PORTFOLIO

                                                                          FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                                     -----------------------------------------------
                                                                      1998      1997      1996       1995      1994
                                                                     ------    ------     ------    ------    ------
NET ASSET VALUE -- BEGINNING OF YEAR ..............................  $13.07    $12.95     $13.08    $12.42    $13.48
                                                                     ------    ------     ------    ------    ------
Investment Operations:
   Net investment income ..........................................    0.76      0.77       0.78      0.83      0.71
   Net realized and unrealized gain (loss) on
      investments .................................................    0.31      0.12      (0.13)     0.66     (1.02)
                                                                     ------    ------     ------    ------    ------
      Total from investment operations ............................    1.07      0.89       0.65      1.49     (0.31)
                                                                     ------    ------     ------    ------    ------
Distributions:
   From net investment income .....................................   (0.76)    (0.77)     (0.78)    (0.83)    (0.71)
   From net realized gain on investments ..........................      --        --         --        --     (0.04)
                                                                     ------    ------     ------    ------    ------
      Total distributions .........................................   (0.76)    (0.77)     (0.78)    (0.83)    (0.75)
                                                                     ------    ------     ------    ------    ------
NET ASSET VALUE -- END OF YEAR ....................................  $13.38    $13.07     $12.95    $13.08    $12.42
                                                                     ======    ======     ======    ======    ======
Total Return ......................................................   8.40%     7.13%      5.18%    12.41%   (2.33)%

Ratios (to average net assets)/Supplemental Data:
   Expenses 1 .....................................................   0.59%     0.65%      0.65%     0.65%     0.65%
   Net investment income ..........................................   5.64%     5.98%      6.07%     6.56%     5.53%
Portfolio turnover rate ...........................................  40.66%    83.54%     85.77%   116.40%    43.77%
Net assets at end of year (000 omitted) ........................... $94,597   $31,456    $31,777   $32,214   $31,721

----------------------
1 Effective June 29, 1998, Wilmington Trust Company ("WTC") elected to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of the Portfolio's average daily net assets. Prior to June 29, 1998, WTC had elected to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceeded an annual rate of 0.65% of the Portfolio's average daily net assets. Without waivers or reimbursements, the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994, would have been 0.83%, 1.12%,
   1.09%, 1.14% and 1.05%, respectively.


                          INTERMEDIATE BOND PORTFOLIO

                                                FOR THE PERIOD ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                              1998 1
                                                              ------
NET ASSET VALUE -
   BEGINNING OF YEAR ......................................   $10.00

Investment Operations:
   Net investment income ..................................     0.20
   Net realized and unrealized
     gain on investments ..................................     0.19
                                                              ------
Total from investment operations ..........................     0.39
                                                              ------
Distributions:
   From net investment income .............................    (0.20)
                                                              ------
NET ASSET VALUE -
   END OF YEAR ............................................   $10.19
                                                              ======
Total Return 2 ............................................     3.89%

Ratios (to average net assets)/Supplemental Data:
   Expenses 3 .............................................     0.55%
   Net investment income ..................................     5.69%*
Portfolio turnover rate ...................................    17.66%
Net assets at end of year (000 omitted) ...................  $93,002

--------------------
1 For the period June 29, 1998 (commencement of operations) through October 31, 1998.
2 The total return for the period ended October 31, 1998 has not been annualized.
3 The expense ratio reflects WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of the Portfolio's average daily net assets. Without waivers or reimbursements the annualized ratio of expenses to average daily net assets for the period June 29, 1998 through October 31, 1998, would have been 0.66%.
* Annualized.

                            MUNICIPAL BOND PORTFOLIO

                                                     FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                   ------------------------------------------
                                                    1998     1997     1996     1995     1994
                                                   ------   ------   ------   ------   ------
NET ASSET VALUE -
   BEGINNING OF YEAR ............................  $12.74   $12.46   $12.49   $11.64   $12.50

Investment Operations:
   Net investment income ........................    0.56     0.55     0.55     0.54     0.49
   Net realized and unrealized
     gain(loss) on investments ..................    0.20     0.28    (0.03)    0.85    (0.86)
                                                   ------   ------   ------   ------   ------
      Total from investment operations ..........    0.76     0.83     0.52     1.39    (0.37)
                                                   ------   ------   ------   ------   ------
Distributions:
   From net investment income ...................   (0.56)   (0.55)   (0.55)   (0.54)   (0.49)
                                                   ------   ------   ------   ------   ------
NET ASSET VALUE -
   END OF YEAR ..................................  $12.94   $12.74   $12.46   $12.49   $11.64
                                                   ======   ======   ======   ======   ======
Total Return ....................................   6.07%    6.85%    4.24%   12.23%   (3.05%)

Ratios (to average net assets)/Supplemental Data:
   Expenses 1 ...................................   0.75%    0.75%    0.75%    0.75%    0.75%
   Net investment income ........................   4.35%    4.42%    4.41%    4.50%    4.13%
Portfolio turnover rate .........................  43.72%   28.56%   15.91%   42.08%   21.95%
Net assets at end of year (000 omitted) ......... $17,579  $17,446  $16,619  $16,570  $14,283

------------------
1 The expense ratios reflect WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets. In addition, Rodney Square Management Corporation waived a portion of it's administration and accounting services fees for the fiscal years ended October 31, 1998, 1997, 1996, 1995, and 1994. Without waivers or reimbursements the annualized ratio of expenses to average daily net assets for the fiscal years ended October 31, 1998, 1997, 1996, 1995
     and  1994,  would  have  been  1.23%,   1.52%,   1.37%,  1.45%  and  1.62%,
     respectively.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Portfolios and their shareholders.


         PLAIN TALK
         -----------------------------------------------------------------------
                              WHAT IS AN INVESTMENT ADVISER?
         The investment  adviser makes investment  decisions for a Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

     INVESTMENT ADVISER

     WTC, the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. Under an Advisory Agreement with the Fund, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Portfolios, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

     Under the Advisory Agreement, each Portfolio pays a monthly fee to WTC at the annual rate of 0.35% of its average daily net assets, as determined at the close of business on each day throughout the month. WTC has agreed to waive its fee or reimburse each Portfolio monthly to the extent that expenses of the Portfolio (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% (0.75% in the case of the Municipal Bond Portfolio) of the Portfolio's average daily net assets until further notice. For the fiscal year ended October 31, 1998, WTC received the following fees (after fee waivers) as a percentage of each Portfolio's average daily net assets:

     Short/Intermediate Bond Portfolio .................  0.17%
     Intermediate Bond Portfolio .......................  0.24%
     Municipal Bond Portfolio ..........................  0.03%

     PORTFOLIO MANAGERS

     Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, and Clayton M. Albright, III, Vice President of the Fixed Income Management Team of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been with WTC since 1976. In 1987, he joined the Fixed Income Management Team and since then has specialized in the management of intermediate and long-term fixed income portfolios.

     Robert F. Collins, CFA, Vice President of Credit Research and Municipal Trading within the Fixed Income Management Team of Asset Management Department of WTC is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Collins has been a municipal bond portfolio manager and credit analyst for WTC for more than 10 years.

     SERVICE PROVIDERS

     The chart below provides information on the Portfolios' primary service providers.

                          ---------------------------
                               THE RODNEY SQUARE
                                STRATEGIC FIXED-
                                  INCOME FUND
                          ---------------------------

Asset
Management
--------------------------------------
           INVESTMENT ADVISER

        WILMINGTON TRUST COMPANY

          RODNEY SQUARE NORTH

         1100 N. MARKET STREET

       WILMINGTON, DE 19890-0001

 Manages each Portfolio's business and
         investment activities.
--------------------------------------

Fund
Operations
------------------------------------------
          ADMINISTRATOR AND
           ACCOUNTING AGENT

              PFPC INC.

        400 BELLEVUE PARTKWAY

         WILMINGTON, DE 19809

Provides facilities, equipment and
personnel to carry out administrative
services related to each Portfolio and
calculates each Portfolio's NAV per share
and dividends and distributions.
------------------------------------------

Shareholder
Services
--------------------------------------
            TRANSFER AGENT

              PFPC INC.

         400 BELLEVUE PARKWAY

         WILMINGTON, DE 19809

Handles shareholder services, including
recordkeeping and statements, distribution
of dividends and processing of buy and sell
requests.
--------------------------------------

Asset
Safe Keeping
 -------------------------------------------
                 CUSTODIANS

          WILMINGTON TRUST COMPANY

            RODNEY SQUARE NORTH

           1100 N. MARKET STREET

          WLMINGTON, DE 19890-0001

             PFPC TRUST COMPANY

             200 STEVENS DRIVE

              LESTER, PA 19113

  Hold each Portfolio's assets, settle all
  portfolio trades and collect most of the
valuation data required for calculating each
         Portfolio's NAV.
--------------------------------------------

Distribution
--------------------------------------
             DISTRIBUTOR

     PROVIDENT DISTRIBUTORS, INC.

     FOUR FALLS CORPORATE CENTER

     WEST CONSHOHOCKEN, PA 19428

 Distributes each Portfolio's Shares.
--------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
     PRICING OF SHARES

     The Portfolios value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Fund's Board of Trustees.

     The assets held by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value per share.

         PLAIN TALK
         -----------------------------------------------------------------------
                      WHAT IS THE NET ASSET VALUE or "NAV"?
                          NAV = Assets - Liabilities
                                --------------------
                                 Outstanding Shares
         -----------------------------------------------------------------------

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange (the "Exchange"), the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                Memorial Day       Veterans Day
     Martin Luther King, Jr. Day   Independence Day   Thanksgiving Day
     President's Day               Labor Day          Christmas Day
     Good Friday                   Columbus Day

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------
         PLAIN TALK
         -----------------------------------------------------------------------
                                HOW TO PURCHASE SHARES:
         (BULLET) Directly by mail or by wire
         (BULLET) As a client of WTC through a trust account or a corporate cash management account
         (BULLET) As a client of a Service Organization
         -----------------------------------------------------------------------

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in any Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Fund's distributor ("Service Organization") you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Strategic Fixed-Income Fund, indicating the Portfolio that you have selected, along with a completed application (included at the end of this prospectus). Send the check and application to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. Any purchase orders sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

     BY WIRE: You may purchase shares by wiring federal funds readily available. You must advise PFPC at (800) 336-9970 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to PFPC, c/o PFPC Trust Company, Philadelphia, PA, ABA #031-0000-53, attention: The Rodney Square Strategic Fixed-Income Fund, DDA# 86-0172-6591. Be sure to also include your account number, the desired Portfolio and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.

     INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Short/Intermediate Bond Portfolio and Intermediate Bond Portfolio, only, for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

     AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the Exchange, currently 4:00 p.m. Eastern time, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the Transfer Agent at
(800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services through those organizations.

     ADDITIONAL PURCHASE INFORMATION: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day of the Fund.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------
         PLAIN TALK
         -----------------------------------------------------------------------
                             HOW TO REDEEM (SELL) SHARES:
         (BULLET) By mail
         (BULLET) By telephone
         (BULLET) Through a Systematic Withdrawal Plan
         -----------------------------------------------------------------------

     You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following acceptance by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt and acceptance. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a guarantee of your signature by an eligible institution acceptable to the Transfer Agent. Eligible institutions include a domestic bank or trust company, broker-dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer
Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program, and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. The written instructions and guarantees should be mailed to: The Rodney Square Strategic Fixed-Income Fund, c/o PFPC Inc., P.O. Box 8951, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Strategic Fixed-Income Fund, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. You must indicate the Portfolio name, your account number and your name.

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at NAV at 4:00 p.m. Eastern time on or about the 25th day of the month. This service is generally not available for WTC trust accounts or certain Service Organizations, since a similar service is provided through those organizations.

     ADDITIONAL REDEMPTION INFORMATION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

--------------------------------------------------------------------------------
EXCHANGE OF SHARES
--------------------------------------------------------------------------------
         PLAIN TALK
         -----------------------------------------------------------------------
                            WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one Portfolio to another Portfolio within the Rodney Square family of funds.
         -----------------------------------------------------------------------

     You may exchange all or a portion of your shares in a Portfolio for shares of another Portfolio within the Rodney Square family of funds that is currently being offered. The other Rodney Square funds are:

     The Rodney Square Fund
            The Money Market Portfolio
            The U.S. Government Portfolio
     The Rodney Square Tax-Exempt Fund
     The Rodney Square Strategic Equity Fund
            The Rodney Square Large Cap Growth Equity Portfolio
            The Rodney Square Large Cap Value Equity Portfolio
            The Rodney Square Small Cap Equity Portfolio
            The Rodney Square International Equity Portfolio.

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. The NAV of The Rodney Square Fund is determined at 2:00 p.m. Eastern time and The Rodney Square Tax-Exempt Fund is determined at 12:00 p.m. Eastern time on each Business Day. The NAV of each Portfolio of The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Strategic Equity Fund is determined at the close of regular trading on the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on each Business Day.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the fund or portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain  prospectuses  for the other Rodney  Square  funds,  you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
--------------------------------------------------------------------------------

        PLAIN TALK
        ------------------------------------------------------------------------
                            WHAT IS NET INVESTMENT INCOME?
        Net investment income consists of interest, dividends and original issue discount (and, in the case of the Municipal Bond Portfolio, market discount on tax-exempt securities) earned on its investments less amortization of any premium and accrued expenses.
        ------------------------------------------------------------------------

     As a shareholder of a Portfolio, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Portfolios. Generally, each Portfolio declares its net income daily. Each Portfolio expects to distribute any net realized gains once a year. Net realized gains or losses from foreign currency transactions in the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio are included as a component of net ivestment income. Dividends declared by a Portfolio are accrued throughout the month and are paid to you no later than 7 days after the end of each month.

     Each Portfolio's net investment income is determined by PFPC on each day that the Portfolio's NAV is calculated.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).

     Distributions are automatically reinvested and are paid in the form of additional Portfolio shares unless you have elected to receive the distributions in cash.

--------------------------------------------------------------------------------
TAXES
--------------------------------------------------------------------------------
     FEDERAL INCOME TAX: As long as each Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has done and intends to continue to do in the future, it pays no federal income tax on the earnings and gains it distributes to its shareholders. While each Portfolio may invest in securities that earn interest subject to federal income tax and securities that earn interest exempt from that tax, under normal conditions the Short/Intermediate Bond and Intermediate Bond Portfolios invest primarily in taxable securities and the Municipal Bond Portfolio invests primarily in tax-exempt securities. Each Portfolio will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

     Dividends from each Portfolio's taxable income (whether paid in cash or reinvested in additional shares) are taxable to you as ordinary income. Distributions of a Portfolio's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such, are taxable to you as long-term capital gain, regardless of the length of time they have held their shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     You may treat distributions by the Municipal Bond Portfolio of the excess of interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") as interest excludable from gross income. However, exempt-interest dividends are included in your "modified adjusted gross income" for purposes of determining whether any portion of your social security or railroad retirement benefits are subject to federal income tax. A portion of the exempt-interest dividends paid by the Portfolio may be a tax preference item for purposes of the federal alternative minimum tax.

     Each Portfolio is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders that do not provide the Portfolio with a certified taxpayer identification number. Each Portfolio is also required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders that are otherwise subject to backup withholding. You, the investor, must certify on the application that your social security or other taxpayer identification number is correct and that you are not subject to backup withholding.

     It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: The exemption of certain interest income for federal income tax purposes does not necessarily mean that that income is exempt under the laws of any state or local taxing authority. YOU SHOULD CONSULT YOUR TAX ADVISERS CONCERNING STATE AND LOCAL TAXES, WHICH MAY HAVE DIFFERENT CONSEQUENCES FROM THOSE OF THE FEDERAL INCOME TAX LAW.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------
     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on each Portfolio's holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     The Rodney Square Strategic Fixed-Income Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware  19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC=s Internet site at http://www.sec.gov.

     FOR MORE  INFORMATION ON OPENING A NEW ACCOUNT,  MAKING CHANGES TO EXISTING
ACCOUNTS,  PURCHASING,   EXCHANGING  OR  REDEEMING  SHARES,  OR  OTHER  INVESTOR
SERVICES, PLEASE CALL 1-(800)-336-9970.



     The investment company registration number for The Rodney Square Strategic Fixed-Income Fund is 811-4663.

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


                        Short/Intermediate Bond Portfolio
                           Intermediate Bond Portfolio
                            Municipal Bond Portfolio



                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001







--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 1999

--------------------------------------------------------------------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current Prospectus, dated February 28, 1999, as amended from time to time. A copy of the current Prospectus may be obtained, without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Fall Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) 336-9970.

                                TABLE OF CONTENTS

THE FUND.......................................................................1

INVESTMENT POLICIES............................................................1

DESCRIPTION OF RATINGS........................................................12

INVESTMENT LIMITATIONS........................................................14

TRUSTEES AND OFFICERS.........................................................16

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................18

WILMINGTON TRUST COMPANY......................................................19

INVESTMENT ADVISORY SERVICES..................................................19

ADMINISTRATION AND ACCOUNTING SERVICES........................................20

DISTRIBUTION AGREEMENT........................................................21

ADDITIONAL SERVICE PROVIDERS..................................................21

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................22

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................24

DIVIDENDS.....................................................................25

TAXATION OF THE FUND..........................................................25

CACULATION OF PERFORMANCE DATA................................................28

FINANCIAL STATEMENTS..........................................................35

APPENDIX A...................................................................A-1

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                                    THE FUND

         The Fund is a diversified open-end series investment company organized as a Massachusetts business trust on May 7, 1986. The Fund currently consists of three series: the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio (collectively the "Portfolios"). The original name of the Fund was The Rodney Square Benchmark U.S. Treasury Fund. The name was changed to The Rodney Square Strategic Fixed-Income Fund effective March 14, 1991. Prior to June 29, 1998, the name of the Short/Intermediate Bond Portfolio was the Rodney Square Diversified Income Portfolio and the name of the Municipal Bond Portfolio was the Rodney Square Municipal Income Portfolio.

         The Fund's capital consists of an unlimited number of shares of beneficial interest. Shares of the Portfolios that are issued by the Fund are fully paid and nonassessable. The assets of the Fund received for the issuance or sale of Portfolio shares and all income, earnings, profits and proceeds therefrom,  subject  only  to the  right  of  creditors,  are  allocated  to the respective Portfolio and constitute the underlying assets of that Portfolio. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Fund's Declaration of Trust, as amended and restated on July 1, 1992, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The amended and restated Declaration of Trust authorizes the creation of multiple series and classes of shares and provides for indemnification out of assets of the applicable Portfolio of any shareholder held personally liable solely by virtue of ownership of shares of the series. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations.

         The amended and restated Declaration of Trust further provides that the Trustees will not be liable for neglect or wrongdoing provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Fund; but nothing in the Declaration of Trust protects or indemnifies a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               INVESTMENT POLICIES

         The following information supplements the information concerning the Portfolios' investment objectives, policies and limitations found in the Prospectus.

         Wilmington Trust Company ("WTC"), the Portfolios' investment adviser, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, are determined by WTC to be of comparable quality. Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. WTC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, WTC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

         The effect of interest rate fluctuations in the market on the principal value of the Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Intermediate Bond

Portfolio to a range of 5 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

         WTC's goal in managing the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

         Given the short-to-intermediate average duration of the holdings of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond funds and a higher yield than fixed-price money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer term bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities.

         WTC's goal in managing the Municipal Bond Portfolio is to achieve high interest income that is exempt from federal income tax and to preserve capital by analyzing the market complexities and individual security attributes that affect the returns of municipal securities and other types of fixed income securities. The Portfolio is intended to appeal to investors who want high current tax-free income with moderate price fluctuations.

         Given the intermediate average duration of the Municipal Bond Portfolio's holdings and the current interest rate environment, the Portfolio should experience smaller price fluctuations than those experienced by longer term municipal funds and a higher yield than fixed-price tax-exempt money market funds. Of course, the Portfolio will likely experience larger price fluctuations than money market funds and a lower yield than longer term municipal funds. Given the quality of its holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolio should also experience lesser price fluctuations (as well as lower yields) than those experienced by funds that invest in lower quality tax-exempt securities. In addition, although the Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

         The composition of each Portfolio's holdings varies depending upon WTC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, WTC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

         WTC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ALL PORTFOLIOS

         ASSET-BACKED SECURITIES. The Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

         Asset-backed securities typically are supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

         Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

         The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

         BANK OBLIGATIONS. The Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of U.S. banks and their branches located outside of the United States, of U.S. branches of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States, provided that the bank has assets of at least $5 billion at the date of investment.

         Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.

         CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Portfolio may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality.

         FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Portfolios to recover principal upon tendering the securities to the issuer or a third party. These buy-back features are often supported by letters of credit issued by domestic or foreign banks. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

         Buy-back features include standby commitments, put bonds and demand features.

(BULLET) STANDBY COMMITMENTS. The Portfolios may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

              Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

(BULLET) PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

              In selecting put bonds for the Portfolios, WTC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

(BULLET)      DEMAND  FEATURES.  Many  variable  rate  securities  carry  demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

         GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

         Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

         ILLIQUID SECURITIES. Each Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Securities are deemed illiquid if they are not readily marketable and include repurchase agreements having a maturity of longer than 7 days.

         The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to WTC, pursuant to guidelines approved by the Board. WTC will monitor the liquidity of securities held by the Portfolio's and report periodically on such decisions to the Board of Trustees. WTC takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer).

         MONEY MARKET FUNDS. Each Portfolio may invest in the securities of other open-end investment companies that seek to maintain a stable net asset value ("Money Market Funds"). Each Portfolio may invest in such securities within the limits prescribed by the Investment Company Act of 1940 ("1940 Act"). These limitations currently provide, in part, that a Portfolio may purchase shares of an investment company unless (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its total assets invested in the aggregate in all such investment companies. In addition to a Portfolio's expenses (including the various fees), as a shareholder of a Money Market Fund, the Portfolio would bear its PRO RATA portion of the Money Market Fund's expenses (including fees).

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

         Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

         The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

         In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

         Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a PRO RATA basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

         CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

         MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities.

(BULLET) GENERAL OBLIGATION SECURITIES. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems. These obligations are secured by the municipality's pledge of principal and interest and are payable from the municipality's general unrestricted revenues.

(BULLET) REVENUE OR SPECIAL OBLIGATION SECURITIES. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. These obligations are secured by revenues from a specific facility or group of facilities or, in some cases, from a specific revenue source such as an excise tax. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

(BULLET) MUNICIPAL LEASE OBLIGATIONS. These revenue or special obligation securities may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

              Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

(BULLET) RESOURCE RECOVERY BONDS. A number of factors may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

(BULLET) PRIVATE ACTIVITY SECURITIES. Private activity securities may be issued by municipalities to finance privately owned or operated educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

         Short-term municipal securities include the following:

(BULLET) TAX ANTICIPATION NOTES ("TANS") AND REVENUE ANTICIPATION NOTES ("RANS"). These notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TANs and RANs are general obligations of the issuing entity payable from taxes or revenues, respectively, expected to be received within one year.

(BULLET) BOND ANTICIPATION NOTES ("BANS"). These notes are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from bonds to be issued concurrently or at a later date. BANs are issued most frequently by revenue bond issuers to finance such items as construction and mortgage purchases.

(BULLET) CONSTRUCTION LOAN NOTES ("CLNS"). These notes are issued primarily by housing agencies to finance construction of projects for an interim period prior to a bond issue. CLNs are secured by a lien on the property under construction.


         OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each Portfolio may use options, futures contracts, and the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

         PARTICIPATION INTERESTS. Each Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

         Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

         More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

         Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

         The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

         Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

         The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.


         REPURCHASE AGREEMENTS. The Portfolios may invest in repurchase agreements fully collateralized by U.S. Government obligations. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. While it does not currently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of the Portfolios to limit repurchase transactions to those banks and primary dealers whose creditworthiness has been reviewed and found satisfactory by WTC.

         LOANS OF PORTFOLIO SECURITIES. Each Portfolio may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans will in no event exceed one-third of the Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities. The Portfolio will retain all or a portion of the interest received on the investment of cash collateral or will receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities will pass to the borrower, the Portfolio will retain the right to call a loan at any time on reasonable notice, and will do so to exercise voting rights, or rights to consent, on any matter materially affecting the investment. The Portfolio may also call these loans in order to sell the securities.

         The primary risk involved in lending securities is a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but a Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Portfolios will make loans of securities only to firms deemed creditworthy by WTC only when, in the judgment of WTC, the consideration that the Portfolios will receive from the borrower justifies the risk.

         The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions, since the interest income that a Portfolio receives from lending its securities is taxable.

         U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may purchase obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government obligations"), including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from obligations supported by the full faith and credit of the United States (for example, U.S. Treasury securities or GNMA securities) to obligations that are supported solely or primarily by the creditworthiness of the issuer (for example, securities issued by FNMA, FHLMC and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         VARIABLE AND FLOATING RATE SECURITIES. Each Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain predetermined dates. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate securities provide for a specified periodic adjustment in the interest rate. In both cases, these adjustments are intended to result in the securities having a market value that approximates their par value.

         The variable rate nature of these securities decreases changes in their value due to interest rate fluctuations. As interest rates decrease or increase the potential for capital gain and the risk of capital loss is less than would be the case for fixed rate securities. Variable and floating rate instruments with minimum or maximum rates set by state law are subject to somewhat greater fluctuations in value. Because the adjustment of interest rates on floating and variable rate securities is made in relation to a designated base rate or rate adjustment index, interest rates on these securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar stated maturities. Variable and floating rate instruments that are repayable on demand at a future date are deemed to have a maturity equal to the time remaining until the principal will be received on the assumption that the demand feature is exercised on the earliest possible date. For the purposes of evaluating the credit risks of variable and floating rate instruments, these instruments are deemed to have a maturity equal to the time remaining until the earliest date the holder is entitled to demand repayment of principal.

         Each Portfolio may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security.

For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

         WHEN-ISSUED SECURITIES. Each Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the purchaser and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

         A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the Fund's custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

         When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

         The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

         YIELD AND RATINGS OF SECURITIES. The yields on fixed income securities depend on a variety of factors, including general debt market conditions, effective marginal tax rates, general conditions in the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. In an attempt to capitalize on the differences in the yield and price of fixed income securities of differing maturities, maturities may be varied according to the structure and level of interest rates and WTC's expectations of changes in those rates. The interest rate and price relationships between different categories of fixed income securities of the same or generally similar maturity tend to reflect broad swings in interest rates and relative supply and demand. Disparities in yield relationships may afford opportunities to invest in more attractive market sectors or specific issues. Changing preferences and circumstances of lenders and borrowers in different market sectors may also present market trading opportunities. WTC may sell securities held for brief periods of time if it believes that a transaction, net of costs (including taxes with respect to the Municipal Bond Portfolio), will improve the overall return of a Portfolio.

         The ratings of Moody's, S&P and Fitch represent their opinions as to quality of the obligations that they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, an issue may cease to be rated or its rating may be reduced. WTC, and in certain cases, the Fund's Board of Trustees, will consider whether the Portfolio should continue to hold the obligation.

         ZERO COUPON BONDS. Each Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

THE MUNICIPAL BOND PORTFOLIO

         The Municipal Bond Portfolio will not invest more than 25% of its total assets in any one industry. (Governmental issuers of municipal securities are not considered part of any industry.) The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as the private operators of educational, hospital or housing facilities. However, WTC may determine that the yields available from concentrating in obligations in a particular market sector or political subdivision justify the risk that the performance of the Portfolio may be adversely affected by such concentration. Under such market conditions, the Portfolio may invest more than 25% of its assets in sectors of the municipal securities market such as health care or housing, or in securities relating to any political subdivision, such as a given state or U.S. territory. Under these conditions, the Portfolio's vulnerability to any special risks that affect that sector or jurisdiction, such as a shift in government policy that would reduce future tax revenue streams pledged to support those securities, could have a significant adverse impact on the value of an investment in the Portfolio. There are no limitations on the Portfolio's investment in any one of the three general categories of municipal obligations - general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

         HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

         Health care facilities include life care facilities, nursing homes and hospitals. Bonds to finance these facilities are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

         HOUSING SECTOR. Housing revenue bonds typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

         Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

         Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

         ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

         PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

                             DESCRIPTION OF RATINGS

         Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. WTC attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. In that event, WTC will consider whether it is in the best interest of the Portfolio to continue to hold the securities.

MOODY'S RATINGS:

         CORPORATE AND MUNICIPAL BONDS.

         Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

(BULLET) Leading market positions in well-established industries.

(BULLET) High rates of return on funds employed.

(BULLET) Conservative capitalization structure with moderate reliance on debt and ample asset protection.

(BULLET) Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

(BULLET) Well-established access to a range of financial markets and assured sources of alternate liquidity.

         MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P RATINGS

         CORPORATE AND MUNICIPAL BONDS.

         AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         CORPORATE  AND  MUNICIPAL   COMMERCIAL  PAPER.  The  "A-1"  rating  for
corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

         MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                             INVESTMENT LIMITATIONS

         The investment limitations described below are fundamental and may not be changed with respect to any Portfolio without the affirmative vote of the lesser of (i) 67% of the shares of the affected Portfolio present at a shareholders' meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

         Each Portfolio will not as a matter of fundamental policy:

                  (1) purchase securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in such issuer or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                  (2) purchase securities of any issuer if, as a result, more than 25% of its total assets would be invested in securities of a particular industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to municipal securities;

                  (3) borrow money, except (i) from a bank for temporary or emergency purposes (not for leveraging or investment) or (ii) by engaging in reverse repurchase agreements, provided that borrowings do not exceed an amount equal to one-third of the current value of the Portfolio's assets taken at market value, less liabilities other than borrowings;

                  (4) underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with (i) the disposition of any portfolio security, or (ii) the disposition of restricted securities;

                  (5) purchase or sell real estate or real estate limited partnership interests, but this limitation shall not prevent the Portfolio from investing in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

                  (6) invest in commodities or commodity contracts, except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts;

                  (7) make loans, except by (i) the purchase of a portion of an issue of debt securities in accordance with the Portfolio's investment objective, policies and limitations, (ii) engaging in repurchase agreements, or (iii) engaging in securities loan transactions limited to one-third of the Portfolio's total assets; or

                  (8) issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish, and provided further that futures, options and forward currency transactions will not be deemed to be senior securities for this purpose.

                  For purposes of paragraph (2) above, the term "municipal securities" is limited to tax-exempt municipal securities.

                  The following non-fundamental policies have been adopted by the Fund's Board of Trustees with respect to each Portfolio and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Portfolio will not:

                  (1) purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. Securities used to cover over-the-counter ("OTC") call options written by the Portfolio are considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option;

                  (2)  purchase   securities  for  investment   while  any  bank
         borrowing equaling 5% or more of the Portfolio's total assets is outstanding;

                  (3) pledge, mortgage or hypothecate the Portfolio's assets except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding one-third of the value of the Portfolio's total assets to secure borrowing, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

                  (4) make short sales of securities except that the Portfolio may make short sales against the box;

                  (5) purchase securities on margin, except that (i) the Portfolio may obtain short-term credit for the clearance of transactions; and (ii) the Portfolio may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and options thereon;

                  (6) when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (i) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (ii) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

                  (7) purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

                  (8) write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

         Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Portfolio's acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Portfolio's net or total assets will not cause the Portfolio to violate a percentage limitation. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Portfolio to violate a quality standard.

         "Value" for the purposes of all investment limitations shall mean the value used in determining the net asset value of each Portfolio.

                              TRUSTEES AND OFFICERS

         The Fund has a Board, presently composed of four Trustees, which supervises the Portfolios' activities and reviews contractual arrangements with companies that provide the Portfolios with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Strategic Equity Fund, The Rodney Square Fund and The Rodney Square Tax-Exempt Fund. Those Trustees who are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of their positions with Rodney Square Management Corporation ("RSMC") or WTC are indicated by an asterisk (*).


------------------------------ -------------- ---------------------------------------------------------------
NAME, ADDRESS AND AGE          POSITION(S)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
                               HELD WITH
                               THE FUND
------------------------------ -------------- ---------------------------------------------------------------
ERIC BRUCKER                   Trustee        Mr. Brucker has been the Dean of the College of Business,
College of Business,                          Public Policy and Health at the University of Maine since
Public Policy and Health                      September 1998.  Previously he was the Dean of the School of
University of Maine                           Management at the University of Michigan since June 1992. He
Orono, ME 04473                               was also a member of the Detroit Economic Club, Financial
Age 57                                        Executive Institute and Leadership Detroit.  He was Professor
                                              of Economics, Trenton State College from September 1989 through
                                              June 1992. He was Vice President for Academic Affairs, Trenton
                                              State College, from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the
                                              University of Delaware.
------------------------------ -------------- ---------------------------------------------------------------
FRED L. BUCKNER                Trustee        Mr. Buckner has retired as President and Chief Operating
5 Hearth Lane,                                Officer of Hercules Incorporated (diversified chemicals),
Greenville, DE 19807                          positions he held from March 1987 through March 1992. He also
Age 66                                        served as a member of the Hercules Incorporated Board of
                                              Directors  from 1986 through March 1992.
------------------------------ -------------- ---------------------------------------------------------------
JOHN J. QUINDLEN               Trustee        Mr. Quindlen has retired as Senior Vice President-Finance of
313 Southwinds, 1250                          E.I. du Pont de Nemours and Company, Inc. (diversified
West Southwinds Blvd.                         chemicals), a position he held from 1984 to November 30,
Vero Beach, FL 32963                          1993.  He served as Chief Financial Officer of E.I. du Pont
Age 66                                        de Nemours and Company, Inc. from 1984 through June 1993.  He also serves as a Director of St. Joe Paper Co. and a Trustee of Kalmar Pooled Investment Trust.
------------------------------ -------------- ---------------------------------------------------------------
*ROBERT J. CHRISTIAN           Trustee        Mr. Christian has been Chief Investment Officer of WTC since
Rodney Square North, 1100 N.   and            February 1996 and Director of RSMC since February 1996.  He
1100 N. Market St.,            President      was Chairman and Director of PNC Equity Advisors Company, and
Wilmington, DE 19890                          President and Chief Investment Officer of PNC Asset
Age 49                                        Management Group, Inc. from 1994 to 1996.  He was Chief
                                              Investment Officer of PNC Bank, N.A. from 1992 to 1996,
                                              Director of Provident Capital Management from 1993 to 1996, and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992.  He is also a Trustee of LaSalle University and
                                              Peninsula United Methodist Homes.  He is also President and a
                                              Trustee of WT Investment Trust and a Director of Clemente
                                              Capital Inc.
------------------------------ -------------- ---------------------------------------------------------------
ERIC K. CHEUNG                 Vice           Mr. Cheung, Vice President and Manager of the Fixed Income
Rodney Square North,           President      Management Division, joined WTC in 1986. He became the Division
1100 N. Market St.,                           Manager for all fixed income products in 1991. Prior to 1986,
Wilmington, DE 19890                          Mr. Cheung was the Portfolio Manager for fixed income assets
Age 43                                        for the Meritor Financial Group.
------------------------------ -------------- ---------------------------------------------------------------
JOHN J. KELLEY                 Vice           Mr. Kelley has been Vice  President of PFPC Inc. since January
103 Bellevue Parkway           President      1998.  He was a Vice  President  of RSMC from 1995 to  January
Wilmington, DE 19809           and            1998 and an  Assistant  Vice  President  of RSMC  from 1989 to
Age 39                         Treasurer      1995.
------------------------------ -------------- ---------------------------------------------------------------
CARL M. RIZZO                  Secretary      Mr. Rizzo has been Vice President of RSMC since July, 1996.
Rodney Square North,                          From 1995 to 1996 he was Assistant General Counsel of Aid
1100 N. Market St.,                           Association for Lutherans (a fraternal benefit association);
------------------------------ -------------- ---------------------------------------------------------------

------------------------------ -------------- ---------------------------------------------------------------
Wilmington, DE 19890                          from 1994 to 1995 Senior Associate Counsel of United Services
Age 47                                        Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.
------------------------------ -------------- ---------------------------------------------------------------

         The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by the Portfolios. The Portfolios may also reimburse the Independent Trustees for expenses incurred in attending meetings of the Board. For the fiscal year ended October 31, 1998 such fees and expenses amounted to $672 each for the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio. The following table shows the fees paid during 1998 to the Independent Trustees for their services to the Fund and to the Rodney Square Family of Funds. On December 4, 1998, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

                               1998 TRUSTEES FEES

                                   TOTAL FEES FROM   TOTAL FEES FROM THE RODNEY
         INDEPENDENT TRUSTEE          THE FUND         SQUARE FAMILY OF FUNDS
         ------------------------  ---------------   --------------------------
         Eric Brucker                  $4,308                  $21,638
         Fred L Buckner                $4,308                  $21,638
         John J. Quindlen              $4,308                  $21,638

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following entities have a 5% or larger position as of December 4, 1998 in the Short/Intermediate Bond Portfolio and could be deemed as having a controlling position:


1)   Wilmington Trust Company as Trustee                                  24.10%
     for Wilmington Trust Company Pension Fund
     1100 North Market Street
     Wilmington, DE  19890

2)   Wilmington Trust Company as Investing Agent                           6.50%
     for DART Contributory Pension
     c/o Mutual Funds
     1100 North Market Street
     Wilmington, DE  19890

3)   National Financial Service Corp.                                      6.00%
     One World Financial Center
     Church Street Station
     P.O. Box 3908
     New York, NY  10008-3908

4)   Wilmington Trust Company                                             11.24%
     for Account 033773
     1100 Rodney Square North
     Wilmington, DE  19890

         The following entities have a 5% or larger position as of December 4, 1998 in the Intermediate Bond Portfolio and could be deemed as having a controlling position:


1)   Wilmington Trust Company as Trustee                                  21.28%
     for Wilmington Trust Company Pension Fund
     1100 North Market Street
     Wilmington, DE  19890

2)   Wilmington Trust Company as Trustee                                  16.21%
     for Paul Mellon Pension
     1100 North Market Street
     Wilmington, DE  19890

3)   Wilmington Trust Company as Trustee                                   5.26%
     for Milford Memorial Hospital Inc. Pension Plan
     1100 North Market Street
     Wilmington, DE  19890

         The following entities have a 5% or larger position as of December 4, 1998 in the Municipal Bond Portfolio and could be deemed as having a controlling position:


1)   National Financial Service Corporation                               24.14%
     One World Financial Center
     Church Street Station
     P.O. Box 3908
     New York, NY  10008-3908

2)   Wilmington Trust Company                                             35.80%
     for account 204250
     1100 Rodney Square North
     Wilmington, DE  19890

3)   Wilmington Brokerage Services Co.                                    14.32%
     P.O. Box 8988
     Wilmington, DE  19899

                            WILMINGTON TRUST COMPANY

         The investment adviser to the Fund, WTC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies. In addition to serving as investment adviser to the Fund, WTC also manages over $3.8 billion in fixed income assets and $1.4 billion in equity assets for various other institutional clients. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as futures contracts, options and forward contracts. Of course, there can be no guarantee that the Portfolios will achieve their investment objectives or that WTC will perform its services for each in a manner that would cause it to satisfy its objective. WTC is also the Custodian of the Fund's assets.

                          INVESTMENT ADVISORY SERVICES

         ADVISORY AGREEMENT. WTC serves as investment adviser to each of the Portfolios pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). Under the Advisory Agreement, WTC directs the investments of each Portfolio in accordance with that Portfolio's investment objective, policies and limitations.

         For WTC's services under the Advisory Agreement, each Portfolio pays WTC a monthly fee at an annual rate of 0.35% of the Portfolio's average daily net assets. For advisory services provided to the Short/Intermediate Bond Portfolio for the fiscal years ended October 31, 1998, 1997, and 1996, WTC earned advisory fees of $213,079, $157,518 and $164,315, respectively, of which WTC waived $126,281, $148,754 and $144,473, respectively. For advisory services provided to the Municipal Bond Portfolio for the fiscal year ended October 31, 1998, WTC earned an advisory fee of $78,528, of which WTC waived $72,466. For the fiscal years ended October 31, 1997 and 1996, WTC waived all of its advisory fees for providing advisory services to the Municipal Bond Portfolio, which amounted to $82,587 and $81,460, respectively. The Intermediate Portfolio, for the period ended October 31, 1998, WTC earned $110,511 in advisory fees of which WTC waived $33,746.

         Under the Advisory Agreement, the Fund, on behalf of the Portfolios, assumes responsibility for paying all Fund expenses other than those expressly stated to be payable by WTC. Such expenses include without limitation: (a) fees payable for administrative services; (b) fees payable for accounting services;
(c) the cost of obtaining quotations for calculating the value of the assets of the Portfolios; (d) interest and taxes; (e) brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;
(f) compensation and expenses of its Trustees other than those who are "interested persons" of the Fund (as defined in the 1940 Act); (g) legal and audit expenses; (h) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws; (i) expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund; (j) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (k) premiums for fidelity bond and other insurance coverage; (l) the Fund's association membership dues; (m) expenses of typesetting for printing Prospectuses; (n) expenses of printing and distributing Prospectuses to existing shareholders; (o) out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services; (p) service fees payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders; (q) distribution fees; and (r) such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

         The Advisory Agreement provides that WTC shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Portfolios, in the absence of WTC's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Agreement.

         The Advisory Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees

         The Advisory Agreement terminates automatically in the event of its assignment. The Agreement is also terminable (i) by the Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), without payment of any penalty, on 60 days' written notice to WTC; or (ii) by WTC on 60 days' written notice to the Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES

         Under an Administration and Accounting Services Agreement with the Fund, PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, Delaware 19809, performs certain administrative and accounting services for the Fund. These services include preparing shareholder reports, providing statistical and research data, assisting WTC in compliance monitoring activities, and filing of federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC for the Portfolios include determining the net asset value per share of each Portfolio and maintaining records relating to the Portfolios' securities transactions.

         The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios in connection with the matters to which the Administration and Accounting Services Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement.

         Under a Secretarial Services Agreement with the Fund, RSMC performs certain corporate secretarial services on behalf of the Portfolios. These services include supplying office facilities, non-investment related statistical and research data, and executive and administrative services; preparing and distributing all materials necessary for meetings of the Trustees and shareholders of the Fund; and preparing and arranging for filing, printing, and distribution of proxy materials and post-effective amendments to the Fund's registration statement. WTC pays RSMC for the provision of these services out of its advisory fee.

          Prior to February 2, 1998, RSMC provided administrative and accounting services for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio. For the period November 1, 1997 through February 1, 1998, and the fiscal years ended October 31, 1997 and October 31, 1996, RSMC was paid administration fees on behalf of the Short/Intermediate Bond Portfolio amounting to $6,361, $25,203 and $26,291, respectively. For the period November 1, 1997 through February 1, 1998, and the fiscal years ended October 31, 1997 and October 31, 1996, RSMC waived its administration fees for the Municipal Bond Portfolio of $3,518, $13,578 and $13,428, respectively. For the fiscal year ended October 31, 1998, RSMC fee for accounting services was $12,603 for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio of which $7,494 was waived for the Municipal Bond Portfolio. For each of the fiscal years ended October 31, 1997 and October 31, 1996, RSMC was paid an accounting services fee of $50,000 with respect to the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio, of which it waived $34,363 and $9,981, respectively, for the Municipal Bond Portfolio.

         PFPC began providing administrative and accounting services for the Short/Intermediate Bond Portfolio and the Municipal Bond Portfolio on February 2, 1998 and for the Intermediate Bond Portfolio on June 29, 1998. PFPC has received $44,015, $31,575 and $13,120 in administrative and accounting fees for the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio, for the respective periods ended October 31, 1998.

                             DISTRIBUTION AGREEMENT

         Provident Distributors Inc. ("PDI") serves as distributor of Portfolio shares pursuant to a Distribution Agreement with the Fund, effective January 1, 1999. Prior to that date, Rodney Square Distributors Inc. ("RSD") served as distributor. For the fiscal year ended October 31, 1998, RSD received underwriting commissions of $5,335.24 and $4,176.21, respectively, in connection with the sales of shares of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio. For the fiscal year ended October 31, 1997, RSD received underwriting commissions of $582 and $936, respectively, in connection with the sales of shares of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio. For the fiscal year ended October 31, 1996, RSD received underwriting commissions of $1,824 and $3,222, respectively, in connection with the sale of shares of the Short/Intermediate Bond Portfolio and Municipal Bond Portfolio.

         Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell shares of the Portfolios as agent for the Fund.

         The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

         The Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty with respect to either Portfolio (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to PDI; or
(ii) by PDI on 60 days' written notice to the Fund.

                          ADDITIONAL SERVICE PROVIDERS

         INDEPENDENT AUDITORS. Ernst & Young LLP, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings, and (3) preparation of the annual federal and state income tax returns filed on behalf of each Portfolio.

         The financial statements and financial highlights of the Short/Intermediate Bond Portfolio, the Intermediate Bond Portfolio and the Municipal Bond Portfolio appearing or incorporated by reference in the Fund's Prospectus, this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

         LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036, serves as counsel to the Fund.

         CUSTODIAN AND SUB-CUSTODIAN. WTC, Rodney Square North, 1100 N. Market St., Wilmington, DE 19890-0001, serves as the Fund's Custodian. PFPC Trust Company, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as the Fund's Sub-Custodian.

         TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's Transfer Agent and Dividend Paying Agent.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         All portfolio transactions are placed on behalf of the Portfolios by WTC pursuant to authority contained in the Advisory Agreement. Most purchases and sales of securities by the Portfolios are with the issuers or underwriters of, or dealers in, those securities, acting as principal. There is generally no stated commission in the case of fixed income securities, but the price paid by a Portfolio usually includes a dealer spread or mark-up. In underwritten offerings, the price paid includes a fixed underwriting commission or discount retained by the underwriter or dealer.

         Transactions on U.S. stock exchanges, futures markets and other agency transactions involve the payment by the Portfolios of negotiated brokerage commissions. Brokers may charge different commissions based on such factors as the difficulty and size of the transaction. Transactions in foreign securities by the Short/Intermediate Bond Portfolio may involve the payment of fixed brokerage commissions, which may be higher than those in the United States. During the fiscal years ended October 31, 1998, 1997 and 1996, the Portfolios paid no brokerage commissions.

         The primary objective of WTC in placing orders on behalf of the Portfolios for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible broker-dealers and, where commission rates are negotiable, at competitive rates. In selecting a broker or dealer to execute a portfolio transaction, WTC considers among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the commission or the amount of the mark-up to be charged; (iii) the size and difficulty of the order; and (iv) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer.

         The Portfolios may pay higher commissions in return for execution and research services, but only if WTC has determined that those commissions are reasonable in relation to the value of the execution and research services that have been or will be provided to the Portfolios and to any other discretionary accounts advised by WTC or its affiliates. In reaching this determination, WTC will not attempt to place a specific dollar value on the execution and research services provided or to determine what portion of the compensation should be related to those services. Execution and research services may include: pricing services; quotation services; purchase and sale recommendations; the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities and economic factors and trends; and functions incidental to the portfolio transactions, such as clearance and settlement.

         Some of WTC's other clients have investment objectives and programs similar to those of the Portfolios. Occasionally, WTC may make recommendations to other clients that result in their purchasing or selling securities simultaneously with the Portfolios. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. When two or more clients are simultaneously engaged in the purchase or sale of the same security and if the entire order cannot be made in a single order, the securities are allocated among clients in a manner believed to be equitable to each. If two or more of WTC's clients simultaneously purchase or sell the same security, WTC allocates the prices and amounts according to a formula considered by the officers of each affected investment company and by the officers of WTC to be equitable to each account. While in some cases this practice could have a detrimental effect upon the price or the value of the security as far as the Portfolios are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios.

         On occasion, some of the other accounts advised by WTC may have investment objectives and policies that are dissimilar to those of the Portfolios, causing WTC to buy a security for one discretionary account while simultaneously selling the security for another account. In accordance with applicable SEC regulations, one discretionary account may sell a security to another account. It is the policy of WTC not to favor one discretionary account over another in placing purchase and sale orders. However, there may be circumstances when purchases or sales for one or more discretionary accounts will have an adverse effect on other accounts.

         PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Portfolio during the year, excluding securities whose maturity or the expiration date at the time of acquisition was one year or less. A Portfolio's turnover rate is not a limiting factor when WTC considers making a change in the Portfolio's holdings.

         The frequency of portfolio transactions and a Portfolio's turnover rate will vary from year to year depending on market conditions. The portfolio turnover rate for the Short/Intermediate Bond Portfolio for the years ended October 31, 1998 and 1997 was 40.66% and 83.54%, respectively. The portfolio turnover rate for the Municipal Bond Portfolio for the fiscal years ended October 31, 1998 and 1997 was 43.72% and 28.56%, respectively. The portfolio turnover rate for the Intermediate Bond Portfolio for a one-year period after the commencement of its operations on June 29, 1998 is expected to be less than 100%. For the period June 29, 1998 to October 31, 1998, the portfolio turnover rate for the Intermediate Bond Portfolio was 17.66%.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         PURCHASE OF SHARES. Information regarding the pricing of shares is discussed in the "Purchase of Shares" section of the Prospectus. Please see the Prospectus for further information.

         REDEMPTION OF SHARES. To ensure proper authorization before redeeming shares of the Portfolios, PFPC may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and tax waivers required in some states when settling estates.

         Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, PFPC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Redemption proceeds will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

         The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

         A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

         PRICING OF SHARES. The net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. The Fund is open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business ("Business Day").

         Except as otherwise provided below, debt securities are valued on the basis of prices provided by pricing services when those prices are believed to reflect the fair market value of the securities. Valuations furnished by a pricing service are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized securities dealers. The methods used by the pricing services and the quality of valuations are reviewed by WTC under the general supervision of the Trustees. Debt instruments with remaining maturities of 60 days or less are valued on the basis of their amortized cost. All other securities and other assets are valued at their fair value as determined in good faith by WTC under the general supervision of the Board of Trustees.


         The calculation of each Portfolio's net asset value per share may not take place contemporaneously with the determination of the prices of many of the fixed income securities used in the calculation. If events materially affecting the value of those securities occur between the time when their prices are determined and the time when net asset value is determined, the securities will be valued at fair value, as determined in good faith by WTC under the general supervision of the Trustees.

                                    DIVIDENDS

         Dividends from each Portfolio's net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period.

                              TAXATION OF THE FUND

         GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income and net short-term capital gain and, in the case of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, net gains from certain foreign currency transactions) plus, in the case of the Municipal Bond Portfolio, its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government obligations, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government obligations or securities of other RICs) of any one issuer.

         If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net tax-exempt income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         DISTRIBUTIONS. Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a

Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

         Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

         If a Portfolio makes a distribution to shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

         Each Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the Distribution Requirement and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         THE MUNICIPAL BOND PORTFOLIO. The Municipal Bond Portfolio will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code; the Portfolio intends to continue to satisfy this requirement. Distributions that the Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be Tax Preference Items. The aggregate dividends excludable from the shareholders' gross income may not exceed the Portfolio's net tax-exempt income. The shareholders' treatment of dividends from the Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, the Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

         Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a Tax Preference Item. Furthermore, even interest on tax-exempt securities held by the Portfolio that are not PABs, which interest otherwise would not be a Tax Preference Item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Appendix to the Prospectus. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing Portfolio shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

         Up to 85% of Social Security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Portfolio still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If the Portfolio invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

         The Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         The Portfolio informs shareholders within 60 days after its fiscal year-end (October 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

         THE SHORT/INTERMEDIATE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO. Interest and dividends received by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

         Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold at market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked to market for purposes of the Excise Tax.

         Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio attempts to monitor its section 988 transactions to minimize any adverse tax impact.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

         If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having any option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         The foregoing discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                         CACULATION OF PERFORMANCE DATA

         The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance of each Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses. As described in the Prospectus, the Intermediate Bond Portfolio may advertise investment performance figures of the Bond Fund, a collective investment fund.

         YIELD CALCULATIONS. From time to time, each Portfolio may advertise its yield. Yield is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

            YIELD = 2[((A-B)/CD + 1)6-1]
  where:

       a  = dividends and interest earned during the period;
       b  = expenses accrued for the period (net of reimbursements);
       c  = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

         Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

         For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

         In determining dividends earned by any preferred stock or other equity securities held by the Short/Intermediate Bond Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations. The Short/Intermediate Bond Portfolio's yield for the 30-day period ended October 31, 1998 was 5.13%. Without fee waivers by WTC during the period, the yield for that Portfolio would have been 4.87%. The Intermediate Bond Portfolio's yield for the 30-day period ended October 31, 1998 was 5.33%. Without fee waivers by WTC during the period, the yield for that Portfolio would have been 5.18%. The Municipal Bond Portfolio's yield for the 30-day period ended October 31, 1998 was 4.21%. Without fee waivers by WTC and RSMC during the period, the yield for that Portfolio would have been 3.98%.

         Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

         Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

         TAX-EQUIVALENT YIELD CALCULATIONS. From time to time, the Municipal Bond Portfolio may advertise its tax-equivalent yield. That Portfolio's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment after taxes to equal the Portfolio's tax-exempt yield. Tax-equivalent yield is computed by (i) dividing that portion of the Portfolio's yield that is tax-exempt by one minus a stated income tax rate and (ii) adding the product to that portion, if any, of the Portfolio's yield that is not tax-exempt. For purposes of this formula, tax-exempt yield is yield that is exempt from federal income tax.

         The following table, which is based upon individual federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE

  FEDERAL MARGINAL
  INCOME TAX BRACKET      TAX-EQUIVALENT YIELDS BASED ON TAX-EXEMPT YIELDS OF:
  ------------------   ---------------------------------------------------------
                        4%       5%      6%       7%       8%       9%      10%
                        --       --      --       --       --       --      ---

          28%          5.6      6.9     8.3      9.7     11.1     12.5     13.9
          31%          5.8      7.2     8.7     10.1     11.6     13.0     14.5
          36%          6.3      7.8     9.4     10.9     12.5     14.1     15.6
         39.6%         6.6      8.3     9.9     11.6     13.2     14.9     16.6

         TOTAL RETURN CALCULATIONS. From time to time, each Portfolio may advertise its average annual total return. A Portfolio's average annual total return is calculated according to the following formula:


                                P (1 + T)n = ERV
         where:

                 P     =     a hypothetical initial payment of $1,000;
                 T     =     average annual total return;
                 n     =     number of years; and
                 ERV   =     ending redeemable value at end of the period of a
                             hypothetical $1,000 payment made at the beginning of that period.

         The time periods used are based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating average annual total return, all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment date during the period.

         The following table reflects the Portfolios' standardized average annual total returns for the periods stated below:

        AVERAGE ANNUAL TOTAL RETURN FOR SHORT/INTERMEDIATE BOND PORTFOLIO

                                                            April 2, 1991
                                                            (Commencement of
        One-Year ended            Five-Years ended          Operations) through
        October 31, 1998          October 31, 1998          October 31, 1998
        ----------------          -------------------       -------------------

              8.40%                     6.04%                     7.34%

                  TOTAL RETURN FOR INTERMEDIATE BOND PORTFOLIO

                                                            June 29, 1998
                                                            (Commencement of
                                                            Operations) through
                                                            October 31, 1998
                                                            -------------------
                                                                  3.89%

            AVERAGE ANNUAL TOTAL RETURN FOR MUNICIPAL BOND PORTFOLIO

                                                             November 1, 1993
                                                             (Commencement of
                                  One-Year ended             Operations) through
                                  October 31, 1998           October 31, 1998
                                  -------------------        -------------------
                                        6.07%                      5.15%


         While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Portfolios'
performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolios.

         Each Portfolio may also include in its performance advertisements total return quotations that are not calculated according to the formula set forth above ("non-standardized total return"). For example, the Portfolios may quote unaveraged or cumulative total returns in performance advertisements, which reflect the change in the value of an investment in the Portfolio over a stated period. PFPC calculates cumulative total return for each Portfolio for a specific period of time by assuming an initial investment of $1,000 in shares of the Portfolio and the reinvestment of dividends and other distributions. PFPC then determines the percentage rate of return on the hypothetical $1,000 investment by: (i) subtracting the value of the investment at the beginning of the period from the value of the investment at the end of the period; and (ii) dividing the remainder by the beginning value. The Short/Intermediate Bond Portfolio's cumulative total return for the one-year period ended October 31, 1998, the five-year period ended October 31, 1998 and for the period from April 2, 1991 (commencement of operations) through October 31, 1998 was 8.40%, 34.10% and 71.19%, respectively. The Municipal Bond Portfolio's cumulative total returns for the one-year period ended October 31, 1998 and for the period from November 1, 1993 (commencement of operations) through October 31, 1998 was 6.07% and 28.55%, respectively.

         Average annual and cumulative total returns for the Portfolios may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gain distributions and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

         The following tables show the income and capital elements of each Portfolio's total return and compare them to the cost of living (as measured by the Consumer Price Index) over the same periods. During the periods quoted, interest rates and bond prices fluctuated widely; the table should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a Portfolio today.

         During the period from April 2, 1991 (Commencement of Operations) through October 31, 1998, a hypothetical $10,000 investment in the Short/Intermediate Bond Portfolio would have been worth $17,119 assuming all distributions were reinvested. During the period June 29, 1998 (Commencement of Operations) through October 31, 1998 a hypothetical $10,000 investment in the Intermediate Bond Portfolio would have been worth $10,389, assuming all distributions were reinvested. During the period November 1, 1993 (Commencement of Operations) through October 31, 1998, a hypothetical $10,000 investment in Municipal Bond Portfolio would have been worth $12,855, assuming all distributions were reinvested.

                    CHANGE IN $10,000 HYPOTHETICAL INVESTMENT

SHORT/INTERMEDIATE BOND PORTFOLIO

                   Value of          Value of          Value of                            Increase in
                   Initial           Reinvested        Reinvested                          Cost of Living
  Period Ended     $10,000           Income            Capital Gain                        (Consumer
  October 31       Investment        Dividends         Distributions     Total Value       Price Index)
  -------------    ----------        ----------        -------------     -----------       --------------
       1998         $10,704            $6,253              $162            $17,119            21.7%
       1997         $10,456            $5,178              $159            $15,793            19.9%
       1996         $10,360            $4,225              $157            $14,742            17.3%
       1995         $10,464            $3,393              $159            $14,016            13.7%
       1994         $ 9,936            $2,382              $151            $12,469            10.6%
       1993         $10,784            $1,856              $126            $12,766             7.9%
       1992         $10,560            $1,129              $ 23            $11,712             5.0%
       1991         $10,288            $  401              $  0            $10,689             1.8%

         Explanatory Note: A hypothetical initial investment of $10,000 on April 2, 1991, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $16,218. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $4,741 for income dividends and $142 for capital gain distributions. Without fee waivers from the Portfolio's service providers and expense reimbursements by WTC, the Portfolio's returns would have been lower.

INTERMEDIATE BOND PORTFOLIO

                   Value of          Value of          Value of                            Increase in
                   Initial           Reinvested        Reinvested                          Cost of Living
  Period Ended     $10,000           Income            Capital Gain                        (Consumer
  October 31       Investment        Dividends         Distributions     Total Value       Price Index)
  -------------    ----------        ----------        -------------     -----------       --------------
       1998         $10,199            $199                $0              $10,389            0.00%

         Explanatory Note: A hypothetical initial investment of $10,000 on June 29, 1998, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $10,199. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $198. Without fee waivers from the Portfolio's service providers, the Portfolio's returns would have been lower.

MUNICIPAL BOND PORTFOLIO

                   Value of          Value of          Value of                            Increase in
                   Initial           Reinvested        Reinvested                          Cost of Living
  Period Ended     $10,000           Income            Capital Gain                        (Consumer
  October 31       Investment        Dividends         Distributions     Total Value       Price Index)
  -------------    ----------        ----------        -------------     -----------       --------------
       1998         $10,352            $2,503              $0              $12,855            12.9%
       1997         $10,192            $1,927              $0              $12,119            11.2%
       1996         $ 9,968            $1,374              $0              $11,342             8.9%
       1995         $ 9,992            $  889              $0              $10,881             5.4%
       1994         $ 9,312            $  383              $0              $ 9,695             2.5%

         Explanatory Note: A hypothetical initial investment of $10,000 on November 1, 1993, together with the aggregate cost of reinvested dividends and capital gain distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $12,404. If dividends and capital gain distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $2,154. Without fee waivers from the Portfolio's service providers, the Portfolio's returns would have been lower.

         The Portfolios may also, from time to time along with performance advertisements, illustrate asset allocation by sector weightings. These illustrations, an example for Short/Intermediate Bond Portfolio of which follows, are not intended to reflect current or future portfolio holdings of the Portfolios.

                        SHORT/INTERMEDIATE BOND PORTFOLIO

                            ASSET BREAKDOWN BY SECTOR
                             As of October 31, 1998

SECTOR
------
U.S. Treasury Obligations         25.6%
U.S. Government Obligations        9.7%
Corporate Bonds                   40.4%
Asset-Backed Securities           19.1%
Mortgage-Backed Securities         3.8%
Cash Equivalents                   1.4%
                                 ------
                                 100.0%

                                   PIE CHART
                               [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR
------
U.S. Treasury Obligations           26%
U.S. Government Obligations         10%
Corporate Bonds                     40%
Asset-Backed Securities             19%
Mortgage-Backed Securities           4%
Cash Equivalents                     1%

         COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Portfolios.

         In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare performance figures to the performance of other mutual funds tracked by mutual fund rating services, to unmanaged indexes or unit investment trusts with similar holdings or to individual securities.

         From time to time, in marketing and other literature, a Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         Because the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

         Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolios. Sources for performance information and articles about the Portfolios may include the following:

         BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

         BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

         CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

         CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

         CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

         FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

         FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

         FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

         INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

         INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

         LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

         MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

         MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

         THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

         PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

         PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

         SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

         USA TODAY, a national daily newspaper.

         U.S.  NEWS  AND  WORLD  REPORT,   a  national   business   weekly  that
         periodically reports mutual fund performance data.

         WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

         WIESENBERGER  INVESTMENT  COMPANIES  SERVICES,  an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

         In advertising the performance of the Portfolios, the performance of a Portfolio may also be compared to the performance of unmanaged indexes of securities in which the Portfolio invests or to unit investment trusts ("UITs") that hold the same type of securities in which the Portfolio invests.

         Performance advertisements for the Municipal Bond Portfolio may compare investing in that Portfolio to investing in an individual municipal bond. Unlike municipal bond funds such as the Municipal Bond Portfolio, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many municipal bond funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.

                              FINANCIAL STATEMENTS

         Each Portfolio's financial statements for the fiscal year ended October 31, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Fund's Annual Report to Shareholders.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

         REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. WTC may engage in certain options and futures strategies for certain bona fide hedging, risk management or other portfolio management purposes. In managing the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, WTC may also use forward currency contracts to hedge against the risk of foreign currency fluctuations that could adversely affect that Portfolio's holdings or contemplated investments. Certain special characteristics of the risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

         In addition to the products, strategies and risks described below and in the Prospectus, WTC expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as WTC develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. WTC may utilize these opportunities to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

         COVER REQUIREMENTS. The Portfolios will not use leverage in their options, futures and forward currency contract strategies. Accordingly, the Portfolios will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash, or liquid unencumbered, daily marked-to-market securities in a segregated account with the Fund's custodian in the prescribed amount, or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Portfolio's assets could impede portfolio management, or the Portfolio's ability to meet redemption requests or other current obligations.

         OPTIONS STRATEGIES. Each Portfolio may purchase and write (sell) options on securities and securities indexes that are traded on U.S. and foreign securities exchanges and in the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its contra-party with no clearing organization guarantee unless the parties provide for it. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. Accordingly, before a Portfolio purchases or sells an OTC option, WTC assesses the creditworthiness of each counterparty and any guarantor or credit enhancement of the counterparty's credit to determine whether the terms of the option are likely to be satisfied.

         Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying securities in the United States.

         Each Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

         Each Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

         Each Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If WTC's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

         Each Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio will be obligated to sell the security at less than its market value.

         Securities used to cover OTC call options written by a Portfolio are considered illiquid and therefore subject to the Portfolio's limitations on investing in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure is considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. A Portfolio could lose the ability to participate in an increase in the value of the underlying securities above the exercise price because the increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

         Each Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Portfolio would expect to suffer a loss.

         Each Portfolio may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of indexes on which options are purchased or written.

         Each Portfolio may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when WTC believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when WTC believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Each Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Portfolio holds a put warrant and the value of the underlying index falls, the Portfolio will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Portfolio does not exercise an index warrant prior to its expiration, then the Portfolio loses the amount of the purchase price that it paid for the warrant.

         The Portfolios will normally use index warrants as they use index options. The risks of the Portfolios' use of index warrants are generally similar to those relating to their use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Portfolios' ability to exercise the warrants at any time or in any quantity.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that a Portfolio holds or that it intends to purchase. For example, if a Portfolio enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Portfolio could hedge against such a decline by purchasing a put option on the currency involved. The Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority is traded on the OTC market. The Portfolios will not purchase or write such options unless, in WTC's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Available quotation information is generally representative of very large transactions in the interbank market that is a global, around-the-clock market. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis.

         Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those underlying foreign currency options, interbank quotation information may not reflect rates for foreign currencies underlying options that would be traded in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable. In addition, to the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Portfolio will write only covered options, and each such option will remain covered so long as the Portfolio is obligated under the option; and

                  (2) no Portfolio will write put or call options having aggregate exercise prices greater than 25% of its net assets.

         These guidelines do not apply to options attached to or acquired with or traded together with their underlying securities and do not apply to securities that incorporate features similar to options.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Portfolio may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or currencies or dispose of assets used as cover until the options expire or are exercised, and the Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities or currencies.

         In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

                  (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index or currency and general market conditions. For this reason, the successful use of options depends upon WTC's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

                  (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

                  (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

                  Closing transactions may be effected with respect to options traded in the OTC markets only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each Portfolio will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, a Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Portfolio having to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio.

                  (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Portfolio holds an index option and exercises it before the closing index value for that day is available, the Portfolio runs the risk that the level of the underlying index may subsequently change.

                  (5) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities or currencies in anticipation of, or as a result of, market movements.

         FUTURES AND RELATED OPTIONS STRATEGIES. Each Portfolio may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Portfolios may also engage in futures strategies to enhance potential gain subject to percentage limitations. (See discussion of investment guidelines below.)

         Each Portfolio may use interest rate futures contracts and options thereon to hedge its securities holdings against changes in the general level of interest rates. A Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Portfolio intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. A Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

         A Portfolio may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Portfolio plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. A Portfolio also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Portfolio's portfolio. A Portfolio may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held by the Portfolio.

         A Portfolio may sell index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities holdings. To the extent that a portion of the Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio's holdings. A Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities that may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

         As in the case of a purchase of an index futures contract, a Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that the Portfolio plans to acquire at a future date. A Portfolio may write covered put options on index futures as a partial anticipatory hedge and may write covered call options on index futures as a partial hedge against a decline in the prices of bonds held by the Portfolio. This is analogous to writing covered call options on securities. A Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio.

         The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, those Portfolios may sell foreign currency futures contracts when WTC anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Portfolios' foreign securities holdings or interest payments to be received in those foreign currencies. In this case, the sale of a futures contract on the underlying currency may reduce the risk to the Portfolios of a reduction in market value caused by a decline in the exchange rate and, by so doing, provide an alternative to the liquidation of the securities position and resulting transaction costs. The Portfolios may also write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of a declining foreign currency exchange rate on the value of securities denominated in that currency.

         When WTC anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may purchase a foreign currency futures contract to hedge against the increased rate pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Portfolios against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Portfolios may also purchase a put or call option on a foreign currency futures contract to obtain a fixed foreign currency exchange rate at limited risk. The Portfolios may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Portfolios may purchase a put option on a foreign currency futures contract as a hedge against the effects of a decline in the foreign currency exchange rate on the value of securities denominated in that currency.

         Each Portfolio may invest in Eurodollar instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). The Portfolios may use Eurodollar futures contracts and options on those futures contracts to hedge against changes in LIBOR to which a number of variable and floating rate instruments are linked.

         The Portfolios may also write put options on interest rate, index or, in the case of the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, index or foreign currency futures contract in order to synthetically create an interest rate, index or foreign currency futures contract. The options will have the same strike prices and expiration dates. A Portfolio will only engage in this strategy when it is more advantageous to the Portfolio to do so as compared to purchasing the futures contract.

         The Portfolios may also purchase and write covered straddles on interest rate or index futures contracts. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when it believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when it believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Portfolio will set aside cash and/or liquid securities in a segregated account with its custodian in the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

         FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Portfolio has
adopted  the  following  investment   guidelines  to
govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder vote. For purposes of these guidelines, foreign currency options traded on a commodities exchange are considered "related options."

                  (1) A Portfolio will not purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets; and

                  (2) For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account and in-the-money amount of an option that is in-the-money at the time of purchase is excluded.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit with the Fund's custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when a Portfolio purchases a contract and the value of the contract rises, the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

         Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         In considering the Portfolios' use of futures contracts and related options, particular note should be taken of the following:

                  (1) Successful use by the Portfolios of futures contracts and related options will depend upon WTC's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

                  (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

                  (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolios intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

                  (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

                  (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

                  (6) As is the case with options, the Portfolios' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation of, or as a result of, market movements.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not.

         FORWARD CURRENCY CONTRACTS. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

         Those Portfolios may enter into forward currency contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Portfolios' exposure to foreign currencies that WTC believes may rise in value relative to the U.S. dollar or to shift the Portfolios' exposure to foreign currency fluctuations from one country to another. For example, when WTC believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the

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

Portfolios' securities holdings denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolios to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolios are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Portfolios are obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WTC believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolios will be served.

         At or before the maturity date of a forward contract requiring the Short/Intermediate Bond Portfolio or the Intermediate Bond Portfolio to sell a currency, the Portfolio may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Short/Intermediate Bond Portfolio or the Intermediate Bond Portfolio of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolios own or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio values their assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

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